UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 3, 2015

Blackbaud, Inc.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

000-50600	11-2617163
(Commission File Number)	(IRS Employer ID Number)

2000 Daniel Island Drive, Charleston, South Carolina	29492
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (843) 216-6200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.
As previously announced, Blackbaud, Inc., (the “Company”) will conduct its 2015 Investor Day for members of the investment community beginning at 8:00 a.m. EST on Thursday, December 3, 2015 in New York City. Investors, analysts and the general public are invited to listen to the live webcast of the presentation, followed by a question and answer session, and to access the slides for the presentation over the Internet via the Company’s Investor Relations website at www.blackbaud.com/investorrelations. A replay will be archived on the website as well.
At the 2015 Investor Day, members of the Company’s management will discuss, among other things, the Company's strategy, performance and outlook, including reviewing business trends and specific initiatives. At the 2015 Investor Day, the Company’s management intends to disclose, among other things, the following information:

•
2015 full-year expectations regarding non-GAAP revenue, non-GAAP income from operations, non-GAAP operating margin, non-GAAP diluted earnings per share and cash flow from operations, which are in line with guidance as of September 30, 2015 as previously announced on October 28, 2015.

•	the Company’s long-term financial goals[1], as follows:

Full-year Financial Metric	Financial Goal for Fiscal 2017
Non-GAAP organic revenue growth (as compared to fiscal 2016)	6% to 10% annually
Non-GAAP operating margin	20.5% to 23.5%

•	the Company’s goal[1] to achieve aggregate cash flow from operations from fiscal 2014 through fiscal 2017 of $400 million to $450 million.

1 For the avoidance of doubt, long-term financial goals are aspirational in nature and are not intended to be construed as guidance.
The information contained in this Current Report on Form 8-K is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section. The information contained in this Current Report on Form 8-K shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in any such filing.
Website addresses are included in this Current Report on Form 8-K for reference only. The information contained on the Company’s website is not part of this Form 8-K and is not incorporated by reference into this Form 8-K.
Forward-looking statements
This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements in this report consist of, among other things, statements regarding the Company’s 2015 full-year financial guidance, the Company’s three-year margin improvement plan, the Company long-term financial goals for non-GAAP organic revenue growth and non-GAAP operating margin and the Company’s aggregate cash flow goals, all of which are based on current expectations, estimates, and forecasts, and the beliefs and assumptions of the Company’s management. Words such as “goals,” “expects,” “anticipates,” “aims,” “projects,” “intends,” “plans,” “likely,” “will,” “should,” “believes,” “estimates,” “seeks,” variations of such words, and similar expressions are intended to identify such forward-looking statements. These forward-looking statements are subject to risks, uncertainties and assumptions that are difficult to predict. Therefore, actual results may differ materially and adversely from those expressed in any forward-looking statements. Factors that could cause actual results to differ materially from the Company’s expectations expressed in this report include: expectations for achievement of 2015 financial guidance; risks associated with fluctuations in foreign exchange rates and the related impact on 2015 financial guidance, expectations for achievement of long‑term aspirational goals; expectations for continuing to successfully execute the Company’s five‑point growth and operational improvement strategies; expectations of future growth in the global giving software solutions market, segments within that market and the Company’s total addressable market;

expectations that achieving the Company’s goals will extend its competitive advantage and provide improved product quality and innovative solutions for its customers; expectations that the consolidation of legacy systems into best-of-breed platforms will drive increasing operating efficiency and contribute to the margin improvement plan the Company is focused on executing through 2017; expectations that the Company’s financial position provides flexibility to fuel future growth through acquisitions or other opportunities; expectations that past acquisitions have expanded the Company’s customer and market opportunities; risks associated with acquisitions; expectations that the 2014 non‑recurring investments will provide future growth; uncertainty regarding increased business and renewals from existing customers; risks associated with implementation of software products; the ability to attract and retain key personnel; risks related to the Company’s leverage, credit facility, dividend policy and share repurchase program; lengthy sales and implementation cycles; technological changes that make the Company’s products and services less competitive; and the other risk factors set forth from time to time in the Company’s SEC filings. Factors that could cause or contribute to such differences include, but are not limited to, those summarized under Risk Factors in the Company’s annual report on Form 10-K for the year ended December 31, 2014, and quarterly reports on Form 10-Q, copies of which are available free of charge at the SEC’s website at www.sec.gov or upon request from the Company’s investor relations department. Given these risks and uncertainties, you should not place undue reliance on these forward-looking statements. Also, forward-looking statements represent the Company’s beliefs and assumptions only as of the date of this report. Except as required by law, the Company does not intend, and undertakes no obligation, to revise or update these forward-looking statements, or to update the reasons actual results could differ materially from those anticipated in these forward-looking statements, even if new information becomes available in the future.
Use of Non-GAAP Financial Measures
The Company has provided in this Current Report on Form 8-K financial information that has not been prepared in accordance with generally accepted accounting principles (“GAAP”). This information includes non-GAAP revenue, non-GAAP income from operations, non-GAAP operating margin, non-GAAP diluted earnings per share, non-GAAP operating margin and non-GAAP organic revenue growth. The Company uses these non-GAAP financial measures internally in analyzing its financial results and believes they are useful to investors, as a supplement to GAAP measures, in evaluating the Company’s ongoing operational performance. The Company believes that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends and in comparing its financial results from period to period with other companies in the Company’s industry, many of which present similar non-GAAP financial measures to investors. These non-GAAP financial measures may not be completely comparable to similarly titled measures of other companies due to potential differences in the exact method of calculation between companies. Non-GAAP financial measures discussed above exclude items such as write-downs of acquisition-related deferred revenue, stock-based compensation expense, amortization of intangibles arising from business combinations, employee severance, write-off of prepaid proprietary software licenses, impairment of cost method investment, impairment of capitalized software development costs due to a business combination, acquisition-related integration costs, acquisition-related expenses, CEO transition costs and restructuring costs, because they are not directly related to the Company’s performance in any particular period, but are for the Company’s long-term benefit over multiple periods. The Company believes that these non-GAAP financial measures reflect the Company’s ongoing business in a manner that allows for meaningful period-to-period comparison and analysis of trends in the Company’s business. Non-GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information prepared in accordance with GAAP.
Investors are encouraged to review the reconciliation of these non-GAAP measures to their most directly comparable GAAP financial measures. Reconciliation of GAAP to non-GAAP financial measures and details of the Company’s methodology for calculating non-GAAP organic revenue growth on a constant currency basis, can be found on the “Investor Relations” page of the Company’s website at www.blackbaud.com/investorrelations.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLACKBAUD, INC.

Date:	December 3, 2015	/s/ Anthony W. Boor
Anthony W. Boor
Executive Vice President and Chief Financial Officer
(Principal Financial and Accounting Officer)